SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 25, 2001

REGIONS FINANCIAL CORPORATION

(Exact Name of registrant as specified in its charter)

Delaware	0-6159	63-0589368

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

417 North 20th Street, Birmingham, Alabama	35203

(Address of principal executive offices)	(Zip Code)

(205) 944-1300

(Registrant's telephone number, including area code)

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

      (c)  Exhibits. The exhibits listed in the exhibit index are furnished as a part of this current report on Form 8-K.

ITEM 9.     REGULATION FD DISCLOSURE

      On January 25, 2001, Regions intends to make a presentation at Salomon Smith Barney's Fourth Annual Financial Services Conference to address various strategic and financial issues relating to Regions’ business plans and objectives.

      A copy of the visual portion of the materials to be discussed at the meeting is being furnished as Exhibit 99.1 to this report, substantially in the form intended to be presented at the meeting. Exhibit 99.1 is incorporated by reference under this Item 9.

SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONS FINANCIAL CORPORATION
(Registrant)

By	/s/ D. BRYAN JORDAN

D. Bryan Jordan
Executive Vice President and Comptroller

Date: January 25, 2001

INDEX TO EXHIBITS

Sequential
Exhibit			Page No.

99.1	—	Presentation materials for January 25, 2001 meeting with analysts and others